LSA VARIABLE SERIES TRUST
                          PROSPECTUS DATED MAY 1, 2001
                      SUPPLEMENT DATED SEPTEMBER 10, 2001


THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND UNDER THE SUB-HEADING "ADVISER TO THE GROWTH EQUITY FUND," UNDER THE HEADING "THE ADVISERS," WITHIN THE SECTION "MANAGEMENT OF THE FUNDS" BEGINNING ON PAGE 18 OF THE PROSPECTUS:

The portfolio management team is led by Herbert E. Ehlers and Gregory H. Ekizian, both of whom joined GSAM in 1997. From 1994-1997, Mr. Ehlers, Managing Director and Senior Portfolio Manager, was Chief Investment Officer and Chairman of Liberty Investment Management, Inc. ("Liberty"). From 1984-1994, Mr. Ehlers was a portfolio manager and President of Liberty's predecessor firm, Eagle Asset Management ("Eagle"). From 1990-1997, Mr. Ekizian, Managing Director and Senior Portfolio Manager, was a portfolio manager at Liberty and its predecessor firm, Eagle.